SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2002



                           ELITE PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)





             State or other jurisdiction of incorporation: Delaware


                         Commission File No.: 333-45241


                 I.R.S. Employer Identification No.: 22-3542636


            Address of principal executive offices 165 Ludlow Avenue
                              Northvale, New Jersey


        Registrant's telephone number, including area code: 201 750-2646









ITEM 5. OTHER EVENTS

         The Board of Directors of the Registrant met on July 18, 2002, to consider a request made by certain holders of the Class A Warrants of the Registrant (traded on the OTC: BB under ticker symbol ELIPZ) (the "Warrants") that the exercise period of the Warrants be extended. (The Warrants will expire on November 30, 2002.) The Board of Directors determined that an extension of the exercise period of the Warrants was not in the best interests of the Registrant. No further action is anticipated at this time with regard to the above request.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 23, 2003                              ELITE PHARMACEUTICALS, INC.


                                             By:   /s/ Atul M. Mehta
                                             -----------------------------------
                                                   Atul M. Mehta
                                                   President